U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

           Date of Report (Earliest event reported): October 20, 2003

                            NOVA COMMUNICATIONS, INC.

           NEVADA                                     95-4756822
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   (State or other jurisdiction             (IRS employer Identification No.)
      of incorporation)


                 370 AMAPOLA AVE., SUITE 202, TORRANCE, CA 90501
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           (Address of principal executive offices including zip code)

                                 (310) 642-0200
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                 (Issuer's telephone number including area code)



Item 2.  Acquisition or Disposition of Assets

         Pursuant to the terms of a Stock Exchange Agreement with Seven Angels Ventures, LLC dated October 20, 2003, Nova Communications Ltd. acquired 133,000 shares of the common stock of Epic Financial Corp. (EPFL) in exchange for 3,300,000 shares of common stock of Nova Communications Ltd. The acquisition of the shares of common stock of Epic Financial Corp. represents approximately 2.6 % of the issued and outstanding common stock of Epic as reflected in its report on Form 10-QSB for the period ended July 31, 2003.

         Epic Financial Corp. is engaged in the financial services industry, specifically real estate mortgage financing.

Item 7.  Financial Statements and Exhibits

         Item 99.1 Stock Exchange Agreement by and between Seven Angel Ventures, LLC and Nova Communications Ltd. dated October 20, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2003                     NOVA COMMUNICATIONS, INC.


By: /s/ KENNETH D. OWEN
    -------------------------
        Kenneth D. Owen
        President